UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 22, 2021
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $0.01 Par Value	SMED	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01    Entry into a Material Definitive Agreement.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01    Financial Statements and Exhibits.

        SIGNATURES

INDEX TO EXHIBITS

Item 1.01    Entry into a Material Definitive Agreement

The information required by this item is included in Item 2.03.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 22, 2021, certain wholly owned subsidiaries of Sharps Compliance Corp. (the "Company") entered into a real estate term loan agreement (the "Real Estate Loan Agreement") with its existing commercial bank. The Real Estate Loan Agreement provides for a five-year, $0.9 million facility, the proceeds of which have been utilized to purchase the property in Pennsylvania which had previously been leased by the Company for its operations. The Real Estate Loan Agreement matures five years from the Closing Date (“January 22, 2021”) with monthly payments based on a 20-year amortization and bears interest at 4.0%.

As of January 22, 2021, the Company has the following bank debt outstanding (in millions):

Credit Agreement:
Working Capital	$—
Acquisition Term Loan	0.7
Acquisition Line	—
Loan Agreement:
Real Estate	2.9
Equipment	1.0
Total Bank Debt	$4.6

The Real Estate Loan Agreement contains affirmative and negative covenants that, among other things, requires the Company to maintain a maximum cash flow leverage ratio and a minimum debt service coverage ratio as described therein consistent with the Credit and Loan Agreements. The Credit, Loan and Real Estate Loan Agreements also contain customary events of the Company's default which, if incurred, may terminate the Credit, Loan and Real Estate Loan Agreements and require, among other things, immediate repayment of all indebtedness to the lenders.

The description of the Real Estate Loan Agreement contained herein is qualified in its entirety by reference to the Real Estate Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(a)        Financial Information
        Not applicable
(b)        Pro Forma Financial Information
        Not applicable
(c)        Exhibit(s).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2021	SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1*	Term Loan Agreement

* Portions of the exhibit have been omitted by means of marking such portions with an asterisk because the identified portions are not material and would likely cause competitive harm if publicly disclosed.